Exhibit 10.13

555 W. Adams
Chicago, IL 60661
Tel 312-258-1717
www.transunion.com

December 6, 2012

Mr. Siddharth N. (Bobby) Mehta

159 E. Walton Street

Apt. 27A

Chicago, IL 60611

Re: TransUnion Holding Company, Inc. Stockholders’ Agreement

dated as of April 30, 2012 (the “Agreement”)

Dear Bobby:

In connection with your voluntary resignation as an officer, but not as a director, of TransUnion Holding Company, Inc., a Delaware corporation (the “Company”) and your voluntary termination from TransUnion Corp. as of December 31, 2012, the undersigned have agreed to amend the Agreement solely with respect to you in accordance with the terms and conditions set forth in this letter (this “Amendment”) in order to provide for a mandatory Call of the Shares that you will continue to hold following the execution and performance of that certain Stock Repurchase Agreement between you and the Company of even date herewith. Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Agreement. Any provision, term or condition of the Agreement that has not been specifically modified or amended by this Amendment, shall remain in full force and effect and be deemed to be a part of this Amendment.

1. Term. Section 4.2 of the Agreement is hereby amended by adding at the end of clause (a) the following sentence: “Notwithstanding the foregoing, if the service of Mr. Siddharth N. (Bobby) Mehta (“Mehta”) as a director of the Company shall terminate for any reason, or for no reason whatsoever, the Parent shall have the right, but not the obligation, to Call all of Mehta’s Call Shares at the Call Shares Price and, if such right is exercised, shall cause the Call Shares to be purchased within twenty (20) days of such termination. In the event that any of Mehta’s Call Shares are subject to the Pledge Agreement (“Pledged Shares”), the time period for Parent to exercise its right to Call such Pledged Shares shall not begin until such Pledged Shares have been released in accordance with the terms of the Pledge Agreement.”

2. Complete Agreement and Non-Reliance. This Amendment, including the other documents expressly referenced herein, contains the complete agreement between the parties and no party has relied upon or will claim reliance upon any oral or written statement which may be claimed to relate to the subject matter of this Amendment or the Agreement in connection with the execution of this Amendment.

3. Miscellaneous.

(a) This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and performed entirely within (and not the conflicts of law provisions) of the State of Delaware.

(b) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES AND RELEASES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT IT WILL NOT SEEK A TRIAL BY JURY IN ANY SUCH PROCEEDING.

(c) This Amendment shall be subject to the notice and dispute resolution provisions contained in the Agreement.

(d) If any provision of this Amendment is determined to be invalid under applicable law, such provision shall be ineffective and the remaining provisions of this Amendment and the Agreement shall continue in full force and effect. Nothing contained in this Amendment shall constitute a party’s waiver of any rights or remedies it may have under applicable law, it being agreed that any such waiver shall be in writing.

(e) No provision of this Amendment may be modified, amended, waived or discharged unless agreed to in writing, and signed and executed in accordance with Section 7.6 of the Agreement.

Upon the execution of this Amendment by all parties below, this Amendment shall become a part of the Agreement and binding on the parties as of the date first written above.

Signature Pages to Follow

Very truly yours,

TransUnion Holding Company, Inc., a Delaware corporation

By:	/s/ John W. Blenke
John W. Blenke
Executive Vice President and Corporate General Counsel

/s/ Siddharth N. (Bobby) Mehta
Siddharth N. (Bobby) Mehta

GS CAPITAL PARTNERS VI FUND, L.P.

By:	GSCP VI Advisors, L.L.C. its General Partner

By:	/s/ SUMIT RAJPAL
	Name:	SUMIT RAJPAL
	Title:	VICE PRESIDENT

GS CAPITAL PARTNERS VI PARALLEL, L.P.

By:	GS Advisors VI, L.L.C. its General Partner

By:	/s/ SUMIT RAJPAL
	Name:	SUMIT RAJPAL
	Title:	VICE PRESIDENT

SPARTANSHIELD HOLDINGS

By:	GS Capital Partners VI Offshore Fund, L.P., its General Partner
	By:	GSCP VI Offshore Advisors, L.L.C., its General Partner

By:	/s/ SUMIT RAJPAL
	Name:	SUMIT RAJPAL
	Title:	VICE PRESIDENT

[SIGNATURE PAGE TO STOCKHOLDER AGREEMENT AMENDMENT]

ADVENT-TRANSUNION ACQUISITION LIMITED PARTNERSHIP

By:	Advent-TransUnion GP LLC, its General Partner

By:	/s/ J. Christopher Egan
	Name:	J. Christopher Egan
	Title:	Managing Director

[SIGNATURE PAGE TO STOCKHOLDER AGREEMENT AMENDMENT]